Fund for
Government Investors
 _____________________
Semiannual Report
_____________________
June 30, 2000

Fund for Government Investors
A Money Market Fund
Semiannual Report
June 30, 2000

August 16, 2000

Dear Shareholders:

     As of June 30, 2000, Fund for Government Investors had net assets of $575.9 million and an average maturity of 35 days. The Fund's annualized net income as a percentage of net assets for the six months ended June 30, 2000 was 4.84%, compared to 3.90% for the year ended December 31, 1999.

     With the continued strength in the economy and benign inflation data, the Federal Reserve (the "Fed") finds itself pulled in two directions. While strong growth data and potential inflation concerns would encourage the Fed to raise rates, current inflation data suggests that the Fed will hold its current position on monetary policy.

     Recently, the economy is showing some signs of slowing as a result of the Fed's moves to gradually increase short-term interest rates during the first sixth months of the year. Consequently, additional rate hikes are unlikely and we believe that money fund investors should continue to benefit from recent rate increases.

     As always, Fund for Government Investors maintains its conservative investment style. We thank you for your investment in the Fund and look forward to serving your investment needs in the future.

Sincerely,

/s/ Daniel L. O'Connor	/s/ Richard J. Garvey
Daniel L. O'Connor	Richard J. Garvey
Chairman of the Board	President

Fund for Government Investors
STATEMENT OF NET ASSETS
June 30, 2000
(unaudited)

Payable at Maturity	Maturity Date	Annualized Yield on Date of Purchase	Value (Note 1)

United States Treasury Bills: 73.2%

$ 50,000,000	July 13, 2000	5.86%	$ 49,905,000
75,000,000	July 20, 2000	5.79 - 5.80	74,777,014
50,000,000	July 27, 2000	5.76	49,796,875
25,000,000	August 3, 2000	5.96	24,867,198
75,000,000	August 10, 2000	6.09 - 6.15	74,503,611
50,000,000	August 17, 2000	6.25	49,603,764
25,000,000	September 28, 2000	5.91	24,648,944
50,000,000	October 12, 2000	6.11	49,163,840
25,000,000	October 19, 2000	5.99	24,561,528
			421,827,774
United States Treasury Notes: 26.1%

150,360,597	July 3, 2000	6.30	150,360,597
	Total Investments: 99.3% (Cost $572,188,371*)		572,188,371
	Other Assets less Liabilities: 0.7%		3,760,639
	Net Assets: 100.0%		$ 575,949,010
			==========
	Net Asset Value Per Share
	(Based on 575,949,010 Shares Outstanding)		$1.00
			====

*Same cost is used for Federal income tax purposes.
Weighted Average Maturity of Portfolio: 35 Days

See Notes to Financial Statements.

Fund for Government Investors
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000
(unaudited)

Net Increase in Net Assets Resulting from Operations:
Interest Income (Note 1)		$ 15,448,193
Expenses
Investment Advisory Fee (Note 2)	1,364,594
Administrative Fee (Note 2)	689,070	2,053,664
Net Investment Income		$ 13,394,529
		=========

See Notes to Financial Statements.

Fund for Government Investors
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2000 (unaudited)	For the Year Ended December 31, 1999

Net Increase in Net Assets Resulting from Operations and Declared as Dividends to Shareholders (Note 1)	$ 13,394,529	$ 21,923,333
	==========	==========
From Share Transactions:
(at constant net asset value of $1)
Net Proceeds from Sales of Shares	$ 2,791,382,982	$ 4,336,920,467
Reinvestment of Distributions	13,069,279	21,466,487

Total	2,804,452,261	4,358,386,954
Cost of Shares Redeemed	(2,721,130,440)	(4,437,501,829)
Total Increase (Decrease) in Net Assets	83,321,821	(79,114,875)

Net Assets -- Beginning of Period	492,627,189	571,742,064
Net Assets -- End of Period	$ 575,949,010	$ 492,627,189
	==========	==========

See Notes to Financial Statements.

Fund for Government Investors
FINANCIAL HIGHLIGHTS
		For the Six Months Ended June 30, 2000 (unaudited)

				For the Years Ended December 31,
				1999	1998	1997	1996	1995
Per Share Operating Performance:
Net Asset Value -- Beginning of Period		$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income		0.02		0.04	0.04	0.04	0.04	0.05
Total from Investment Operations		0.02		0.04	0.04	0.04	0.04	0.05
Distributions to Shareholders:
From Net Investment Income		(0.02)		(0.04)	(0.04)	(0.04)	(0.04)	(0.05)
Total Distributions to Shareholders		(0.02)		(0.04)	(0.04)	(0.04)	(0.04)	(0.05)
Net Increase in Net Asset Value		0.00		0.00	0.00	0.00	0.00	0.00
Net Asset Value -- End of Period		$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
		=====		=====	=====	=====	=====	=====
Total Investment Return		4.93%	A	3.97%	4.34%	4.49%	4.50%	5.04%
Ratios to Average Net Assets:
Expenses		0.74%	A	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income		4.84%	A	3.90%	4.26%	4.40%	4.41%	4.93%
Supplementary Data:
Number of Shares Outstanding at End of Period with a Net Asset Value of $1 (in thousands)		575,949		492,627	571,742	572,313	535,325	577,194

A	Annualized

See Notes to Financial Statements.

Fund for Government Investors

NOTES TO FINANCIAL STATEMENTS
June 30, 2000
(unaudited)

1.   Significant Accounting Policies

     Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. The following is a summary of significant accounting policies, which the Fund consistently follows:

(a)     Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

(b)     Investment income is recorded as earned.

(c)     Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

(d)     The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.   Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser.

     Rushmore Trust and Savings, FSB (the "Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee at an annual rate of 0.25% of average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at June 30, 2000.

3.   Agreement with Friedman Billings Ramsey Group, Inc.

     On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals.